UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2018 (February 5, 2018)

Univar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200 Downers Grove, IL 60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(b) Ms. Juliet Teo resigned from the board of directors (the "Board") effective January 31, 2018. Ms. Teo's resignation was not the result of any dispute of disagreement with Univar Inc. (the "Registrant") or the Board on any matter relating to the operations, policies or practices of the Registrant.

(d) On February 1, 2018, the Board of the Registrant appointed Joan Braca as a member of the Board. Ms. Braca will be a Class II member of the Board and a member of the Board's Compensation and Nominating and Corporate Governance Committees. This appointment replaces the seat held by Juliet Teo, who resigned effective January 31, 2017. The Board determined, after considering all of the relevant facts and circumstance, that Ms. Braca is "independent" as defined under the New York Stock Exchange (the "NYSE") listing standards. The Registrant's Board consists of eleven directors, and satisfies the NYSE's listing requirement that a majority of the Board is independent. No arrangements exist between the Registrant and Ms. Braca or any other person pursuant to which they were selected as directors. There are no transactions to which the Registrant or any of its subsidiaries is a party in which Ms. Braca has a material interest that is subject to a disclosure under Item 404(a) of Regulation S-K. Ms. Braca will participate in the standard director compensation program for the Registrant, as revised effective January 1, 2018. Ms. Braca will receive an annual cash retainer of $100,000, paid on a quarterly basis reflecting her 2018 service as a director, which she may defer pursuant to Section 409A of the Internal Revenue Code. She will also receive a prorated annual equity grant that will vest in May 2018 and a $100,000 initial equity grant, which will vest on the first anniversary of the grant date. Ms. Braca will also be required to hold five times the amount of the annual cash retainer in the Registrant's equity securities, which must be attained within five years of the date Ms. Braca joins the Board.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2018	Univar Inc.

	By:	/s/ Jeffrey W. Carr
	Name:	Jeffrey W. Carr
	Title:	Senior Vice President, General Counsel and Secretary